                                                                    Exhibit 10.8

                         SUBORDINATION AGREEMENT (Debts)

      INTRINSIX CORP., a Massachusetts corporation having its principal place of business at 33 Lyman Street, Westborough, Massachusetts 01581(herein called the "Borrower") is indebted to the amount indicated to each of the following:

Gintaras Subatis, 10 Bald Hill Farm Road, Sharon, MA 02607        $174,901.43
----------------------------------------------------------        -------------

(herein called the "Creditors" whether there be one or more than one).

      The Borrower and the Creditors have requested BANKBOSTON, N.A., a national bank having offices at 100 Front Street, Worcester, Massachusetts 01608 (herein called the "Bank") to grant financial accommodations to the Borrower, and the Bank has indicated that it is unwilling to do so unless the Borrower and the Creditors shall Join in this Agreement and the Creditors shall subordinate, to the extent and in the manner hereinafter set forth, the indebtedness hereinbefore referred to and also all other indebtedness (except for current or future salaries or payments made as compensation for employment) of the Borrower to the Creditors, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (herein called the "Subordinated Debt") to all indebtedness of the Borrower to the Bank, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (herein called the "Bank Debt") (for the purposes of this Agreement, the term "Bank Debt" shall include all indebtedness of the Borrower to the Bank, direct or indirect, absolute or contingent, due or to become due, non-existing or hereafter arising).

      NOW, THEREFORE, in consideration of the premises and as an inducement to the Bank to grant financial accommodations to the Borrower, whether by loan or advance or extension of time for the payment of Bank Debt or otherwise, and in consideration of the granting thereof, the Borrower and the Creditors warrant to and covenant with the Bank as follows:

   1. Provided no event of default exists under any agreement or instrument evidencing the Bank Debt (a "Default"), the Borrower may make regularly scheduled payments of principal and interest to the Creditors. No prepayments of any kind, including acceleration after a default, may bc made to the Creditors. After a Default, the Borrower shall not, directly or indirectly, make any payment of principal or interest on account of or transfer any collateral for any part of the Subordinated Debt, the Creditors shall not demand or accept from the Borrower or any other person any such payment or collateral nor cancel, set off or otherwise discharge any part of the Subordinated Debt and neither the Borrower nor the Creditors shall otherwise take or permit any action prejudicial to or inconsistent with the Bank's priority position over the Creditors created by this Agreement.

   2. The Creditors hereby assign, transfer and set over to the Bank the Subordinated Debt, whether evidenced by negotiable or non-negotiable instruments, securities or other writings, book entries or otherwise, together with any collateral therefor, and have endorsed or assigned to the Bank and herewith deposit with it the following:

   3. The Creditors will not commence or join with any other creditor or creditors of the Borrower in commencing any bankruptcy, reorganization or insolvency proceedings against the Borrower. At any meeting of creditors of the Borrower or in the event of any proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Borrower or the proceeds thereof, whether such proceeding be for the liquidation, dissolution or winding up of the Borrower or its business, a receivership, insolvency or bankruptcy proceeding, an assignment for the benefit of creditors or a proceeding by or against the Borrower for relief under any bankruptcy, reorganization or insolvency law or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or otherwise, if all Bank Debt has not been paid in full at the time, the Bank is hereby irrevocably authorized at any such meeting or in any such proceeding:

      (a) To enforce claims comprising Subordinated Debt either in its own name or the name or names of any Creditors, by proof of debt, proof of claim, suit or otherwise;

      (b) To collect, in accordance with this Agreement, any assets of the Borrower distributed, divided or applied by way of dividend or payment, or any such securities issued, on account of Subordinated Debt and apply the same, or the proceeds of any realization upon the same that the Bank in its discretion elects to effect, to Bank Debt until all Bank Debt shall have been paid in full, rendering any surplus to the Creditors, pro rata;

      (c) To vote claims comprising Subordinated Debt to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension; and

      (d) To take generally any action in connection with any such meeting or proceeding which the Creditors might otherwise take.

   4. Should any payment on account of or any collateral for any part of the Subordinated Debt be received by the Creditors in violation hereof, such payment or collateral shall be delivered forthwith to the Bank by the recipient for application to Bank Debt, in the form received except for the addition of any endorsement or assignment necessary to effect transfer of all rights therein to the Bank. The Bank is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered any such payment or collateral shall be held by the recipient in trust for the Bank and shall not be commingled with other funds or property of the recipient.

   5. No part of the Subordinated Debt is evidenced by any instrument, security or other writing which has not previously been or is not concurrently being deposited with the Bank; the Creditors are the lawful owners of the Subordinated Debt and no part thereof has been assigned to or subordinated or subjected to any other security interest in favor of anyone other than the Bank. Until all Bank Debt has been paid in full, the Borrower shall not issue any instrument, security or other writing evidencing any part of the Subordinated Debt except at the request of and in the manner requested by the Bank; and the Creditors shall not assign or subordinate any part of the Subordinated Debt except to or in favor of the Bank.

   6. The Bank is hereby authorized to demand specific performance of this Agreement, whether or not the Borrower shall have complied with the provisions hereof applicable to it, at any time when the Creditors shall have failed to comply with any provision hereof applicable to them. The Creditors hereby irrevocably waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor by the Bank. The Creditors further waive presentment, notice and protest in connection with all negotiable instruments evidence Bank Debt or Subordinated Debt to which they may be parties, notice of the acceptance of this Agreement by the Bank, notice of any loan made, extension granted or other action taken in reliance hereon and all demands and notices of every kind in connection with this Agreement, Bank Debt or Subordinated Debt; assent to any renewal, extension or postponement of the time of payment of Bank Debt or any other indulgence with respect thereto, to any substitution, exchange or release of collateral therefor and to the addition or release of any person primarily or secondarily liable thereon; and agree to the provisions of any instrument, security or other writing evidencing Bank Debt.

   7. The Borrower and the Creditors shall execute and deliver to the Bank such further instruments and shall take such further action as the Bank may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

   8. If all indebtedness of the Borrower to the Bank is at any time or times hereafter paid in full and thereafter the Borrower again becomes indebted to the Bank, the provisions of this Agreement shall apply to such new indebtedness unless before the same is incurred the Creditors notify the Bank in writing to the contrary. If, in reliance upon this Agreement, the Bank grants loans or extensions or takes other action, after the death or incapacity of or the termination of this Agreement by the Creditors, but prior to the receipt by the Bank of written notice of such death, incapacity or termination, the Bank's rights shall be the same as they would have been had such death, incapacity or termination not occurred, and the Borrower and the Creditors shall indemnify the Bank and save it harmless from and against any loss, cost, liability or expense which it may have incurred or suffered by reason of any action so taken by it.

   9. If any warranty herein contained shall prove to have been materially false when made or in the event of a breach by the Borrower or the Creditors in the performance of any of the terms hereof, the Bank may, at its option, declare all Bank Debt to be forthwith due and payable, without presentment, demand, protest, or notice of any kind, notwithstanding any time or credit otherwise allowed.

   10. The rights granted to the Bank hereunder are solely for its protection and nothing herein contained shall impose on the Bank any duties with respect to any property of the Borrower or the Creditors received hereunder beyond reasonable care in its custody and preservation while in the Bank's possession. The Bank shall have no duty to preserve rights against prior parties in any instrument or chattel paper received hereunder.

   11. This Agreement is intended to take effect as a sealed instrument, shall be binding upon the Borrower, the Creditors, their respective executors, administrators, other legal representatives, successors and assigns, shall inure to the benefit of the Bank, its successors and assigns and shall be construed in accordance with the laws of the Commonwealth of Massachusetts. The obligations hereby undertaken by the Creditors shall be their joint and several obligations.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed this 13th day of January, 2000.

BORROWER:                                       CREDITOR:
---------                                       ---------

INTRINSIX CORP.


By: /s/ Jim Gobes                               /s/ Gintaras Subatis
    ---------------------------                 ---------------------------
      James Gobes, President                    Gintaras Subatis


By: /s/ Brian Meeks
    ---------------------------
     Brian Meeks, Treasurer